UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 2, 2020

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5000 Quorum Drive, STE 400

Dallas, TX 75254

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 834-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 6, 2020, ComSovereign Holding Corp. (“we,” “us,” or “our company”) entered into an employment agreement with Mohan Tammisetti to serve as our Senior Vice President – Engineering and an employment agreement with Keith Kaczmarek to serve as our Senior Vice President – Business Development. The information required to be reported under this item with respect to such employment agreements is incorporated by reference to the fifth paragraph of Item 2.01 of this Current Report on Form 8-K. Copies of the employment agreements are attached as Exhibit 10.2 and 10.3 to this current report on Form 8-K and are incorporated by reference herein.

The foregoing summary of the employment agreements of Messrs. Tammisetti and Kaczmarek, including the information incorporated by reference to Item 2.01, is qualified in its entirety by the copy of such agreements filed as Exhibit 10.2 and 10.3 hereto and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 6, 2020, we completed our previously announced acquisition (the “Acquisition”) of Virtual Network Communications Inc., a Virginia corporation (“VNC”), pursuant to an Agreement and Plan of Merger and Reorganization dated as of May 21, 2020 (the “Merger Agreement”), by and among our company and our wholly-owned subsidiaries, CHC Merger Sub 7, Inc. (“Merger Sub I”) and VNC Acquisition LLC (“Merger Sub II”), VNC and Mohan Tammisetti, solely in his capacity as the representative of the security holders of VNC.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 22, 2020, we agreed to acquire 100% of the outstanding common stock of VNC pursuant to the terms of the Merger Agreement. In accordance with the terms of the Merger Agreement, Merger Sub I has merged with and into VNC (the “Initial Merger”), whereupon the separate corporate existence of Merger Sub I has ceased and VNC, as the surviving corporation of the Initial Merger, became a wholly-owned subsidiary of our company. Following the Initial Merger, VNC merged with and into Merger Sub II with Merger Sub II continuing as the surviving company and our wholly-owned subsidiary.

VNC is an EDGE telecom access radio developer and provider of both 4G LTE/Advanced and 5G capable radio equipment. Additionally, VNC has virtualized and patented an entire LTE Advanced network core solution that we believe eliminates much of the costly backbone equipment of telecom networks. VNC also has developed and is currently selling a rapidly-deployable network system that can be combined with the tethered aerostats and drones offered by our Drone Aviation subsidiary and enabled and operated in nearly any location in the world.

In connection with the Initial Merger, all of the issued and outstanding capital stock of VNC was automatically cancelled and the stockholders of VNC received merger consideration consisting of, in the aggregate: (i) $1,785,139 in cash and (ii) 11,738,210 shares of our common stock, par value $0.0001 per share, of which an aggregate of 4,000,000 shares is being held in an escrow fund for purposes of satisfying any post-closing indemnification claims of the former VNC security holders under the Merger Agreement. Pursuant to the merger agreement, we also issued to the holders of outstanding options and warrants of VNC, whether vested or unvested, in replacement of such options or warrants, options or warrants to purchase an aggregate of 4,261,790 shares of our common stock, all of which were fully vested. In addition, at the closing of the Acquisition, we paid approximately $1.142 million of outstanding payables of VNC.

In connection with the closing of the Acquisition, on July 6, 2020, we entered into an employment agreement with Mohan Tammisetti, VNC’s chief executive officer, to serve as our Senior Vice President – Engineering and an employment agreement with Keith Kaczmarek, VNC’s Chief Strategy Officer, to serve as our Senior Vice President – Business Development. Pursuant to such employment agreements, we will pay each of such executives a base salary in the amount of $150,000 and have granted to each such executive a stock option to purchase 100,000 shares of our common stock at a purchase price of $1.08 per share, subject to adjustment, which options vest as to 50,000 shares on the six-month anniversary of the date of grant and 50,000 shares on the first anniversary of the date of grant.

We and VNC intend, for U.S. federal income tax purposes, that the mergers contemplated by the Merger Agreement qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), and the Merger Agreement was adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

The information provided under this Item 2.01 is a summary of certain portions of the Merger Agreement and does not purport to be a complete description and is subject to, and qualified in its entirety by, (i) the information provided under Item 1.01 of our Current Report on Form 8-K filed on May 22, 2020 and (ii) the text of the Merger Agreement, a copy of which was attached as (a) Exhibit 10.1 to our Current Report on Form 8-K filed on May 22, 2020 and (b) is incorporated by reference herein as Exhibit 10.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 2, 2020, we sold $2,900,000 aggregate principal amount of our 9% Senior Convertible Debentures. The information required to be reported under this item with respect to such debentures is incorporated by reference to the second paragraph of Item 3.02 of this Current Report on Form 8-K.

On July 7, 2020, we sold $285,714 principal amount of our 12.5% OID convertible promissory notes. The information required to be reported under this item with respect to such notes is incorporated by reference to the third paragraph of Item 3.02 of this Current Report on Form 8-K.

Item 3.02 Unregistered Sale of Equity Securities.

On July 6, 2020, we sold an aggregate of 11,738,210 shares of our common stock and an aggregate 4,261,790 shares of our common stock underlying warrants and options, which were all issued in connection with the Acquisition. The information required to be reported under this Item with respect to such sale is incorporated by reference to Item 2.01 of this Current Report on Form 8-K.

In connection with the transactions contemplated by the Merger Agreement, on July 2, 2020, we sold an aggregate of 29 units (the “Units”) to accredited investors, including 19 Units to Dr. Dustin McIntire, our Chief Technology Officer, for a purchase price of $100,000 per Unit, or $2,900,000 in the aggregate. Each Unit consisted of a 9% Senior Convertible Debenture (the “Debentures”) of our company in the principal amount of $100,000 and warrants (the “July Warrants”) to purchase 10,000 shares of our common stock. The Debentures bear interest at the rate of 9% per annum, mature on September 30, 2020 and are convertible into shares of our common stock at a conversion price of $1.00 per share, subject to adjustment. The July Warrants are exercisable to purchase shares of our common stock at an exercise price of $1.00 per share, subject to adjustment, and expire on the earlier of (i) December 31, 2022 or (ii) the second anniversary of our consummation of a public offering of our common stock in connection with an up-listing of our common stock to a national securities exchange. The proceeds from the sale of the Units were applied to the cash consideration we paid in the Acquisition and related expenses.

As previously disclosed in our Current Report on Form 8-K filed with the SEC on May 5, 2020 (the “May 5, 2020 Form 8-K”), on April 29, 2020, entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an investor, pursuant to which we sold to the investor $571,428 aggregate principal amount of 12.5% OID convertible promissory notes (the “Notes”) and warrants (the “May Warrants”) to purchase up to 317,460 shares of our common stock in two tranches. On April, 29, 2020, we issued and sold to the investor a Note in the principal amount of $285,714 and May Warrants to purchase 158,730 shares of common stock for proceeds of $250,000 (representing an original issue discount of 12.5%). On July 7, 2020, we sold to the investor an additional Note in the principal amount of $285,714 and May Warrants to purchase an additional 158,730 shares of common stock for proceeds of $250,000 (representing an original issue discount of 12.5%). Additional information with respect to the Purchase Agreement, the Notes and the May Warrants is disclosed in the May 5, 2020 Form 8-K and is incorporated herein by reference thereto.

Item 8.01 Other Information.

On July 7, 2020, we issued a press release press release announcing the completion of the Acquisition. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Form of 9% Senior Convertible Debentures

4.2	Form of July Warrants to purchase common stock

10.1*	Agreement and Plan of Merger and Reorganization, dated as of May 21, 2020, among the Company. CHC Merger Sub 7, Inc., VNC Acquisition, LLC, Virtual Network Communications Inc. and the Stockholders’ Representative named therein (filed as Exhibit 10.1 to the Current Report on Form 8-K filed on May 22, 2020 and incorporated herein by reference).

10.2	Employment Agreement dated as of June 7, 2020 between Mohan Tammisetti and ComSovereign Holding Corp.

10.3	Employment Agreement dated as of June 7, 2020 between Kieth Kaczmarek and ComSovereign Holding Corp.

99.1	Press Release, dated July 7, 2020, announcing the Company’s completion of the Acquisition of Virtual Network Communications Inc.

*	Schedules, exhibits and similar supporting attachments or agreements to the Merger Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements furnished pursuant to this Item 8.01 and the accompanying Exhibit 99.1 are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “could,” “continue,” “anticipate” “optimistic,” “forecast” “intend,” “estimate,” “preliminary,” “project,” “seek,” “plan,” “looks to,” “on condition,” “target,” “potential,” “guidance,” “outlook” or “trend,” or other comparable terminology, or by a general discussion of strategy or goals or other future events, circumstances, or effects. Such statements include, but are not limited to, statements about our plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in our Annual Report on Form 10-K for the year ended December 31, 2019 (particularly in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in our other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on our operations, the demand for our products or services, global supply chains and economic activity in general. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Further information relating to factors that may impact our results and forward-looking statements are disclosed in our filings with the SEC. The forward-looking statements contained in this report are made as of the date of this report, and we disclaim any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 7, 2020	COMSOVEREIGN HOLDING CORP.

	By:	/s/ Daniel L. Hodges
Daniel L. Hodges
Chairman and Chief Executive Officer

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